SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549




                             FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT                         JANUARY 14, 1998
(DATE OF EARLIEST EVENT REPORTED)                JANUARY 13, 1998



                     CHESAPEAKE ENERGY CORPORATION
          (Exact name of Registrant as specified in its Charter)


         OKLAHOMA                    1-13726               73-1395733
(State or other jurisdiction      (Commission          (IRS Employer
of incorporation)                 File Number)         Identification No.)



   6100 NORTH WESTERN AVENUE,  OKLAHOMA CITY,  OKLAHOMA             73118
     (Address of principal executive offices)                     (Zip Code)

                         (405) 848-8000
       (Registrant's telephone number, including area code)

                INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.   OTHER EVENTS

     On January 13, 1998, Chesapeake Energy Corporation ("Chesapeake") announced property acquisitions in Western Canada and in Mid-Continent. The January 13, 1998 press release is filed herewith as Exhibit 99, and is incorporated herein by reference.

                             SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   CHESAPEAKE ENERGY CORPORATION

                                   BY: AUBREY K. MCCLENDON
                                       Aubrey K. McClendon,
                                       Chairman of the Board and
                                       Chief Executive Officer

Dated: January 13, 1998


----------------------------EXHIBIT INDEX-----------------------------------

EXHIBIT    DESCRIPTION                      METHOD OF FILING
99         Press Release issued by the      Filed herewith electronically
           Registrant on January 13,
           1998
